Confidential	Execution Version

Exhibit 10.1

AMENDED AND RESTATED PRINCIPAL INVESTOR AGREEMENT

by and among

SunGard Capital Corp.

SunGard Capital Corp. II

SunGard Holding Corp.

SunGard Holdco LLC

SunGard Data Systems Inc.

and

the Principal Investors

Dated as of November 7, 2012

-i-

AMENDED AND RESTATED PRINCIPAL INVESTOR AGREEMENT

This Amended and Restated Principal Investor Agreement (the “Agreement”) is made as of November 7, 2012 by and among:

(i)	SunGard Capital Corp., a Delaware corporation (together with its successors and permitted assigns, the “Company”);

(ii)	SunGard Capital Corp. II, a Delaware corporation (together with its successors and permitted assigns, “Lowerco”);

(iii)	SunGard Holding Corp., a Delaware corporation (together with its successors and permitted assigns, “Holdings”);

(iv)	SunGard Holdco LLC (together with its successors and permitted assigns, “LLC”);

(v)	SunGard Data Systems Inc., a Delaware corporation (“SDS”); and

(vi)	each Person executing this Agreement and listed as a Principal Investor on the signature pages hereto (collectively with their Permitted Transferees and so long as they are members of a Principal Investor Group, the “Principal Investors”).

RECITALS

WHEREAS, the Company was formed by the Principal Investors for the purpose of the acquisition of SDS and functions solely as a holding company, with its principal asset being an indirect investment in the common stock of SDS;

WHEREAS, on August 11, 2005 (the “Closing Date”), Solar Capital Corp., a special purpose corporation created solely for the acquisition of SDS and an indirect wholly owned subsidiary of the Company, merged with and into SDS, with SDS being the surviving corporation;

WHEREAS, in connection with the acquisition of SDS, the Company, Lowerco, Holdings, LLC, Solar Capital Corp., a Delaware corporation, and the Principal Investors entered into a Principal Investor Agreement, dated as of August 10, 2005 (the “Principal Investor Agreement”);

WHEREAS, the Board has determined that it is in the best interests of the Company and the holders of the Company’s common stock to amend and restate the Company’s certificate of incorporation in the form attached hereto as Exhibit A (the “Substitution Charter Amendment”) to remove the specific class rights associated with Class A-1 through Class A-7 of the Company’s common stock and make such other amendments as are incidental to the foregoing;

WHEREAS, contemporaneously with entering into this Agreement, the parties are amending and restating that certain Participation, Registration Rights and Coordination Agreement, dated as of August 10, 2005, among the Company, Lowerco, Holdings, LLC, SDS and certain stockholders of the Company and Lowerco and that certain Stockholders Agreement, dated as of August 10, 2005, among the Company, Lowerco, Holdings, LLC, SDS and certain stockholders of the Company and Lowerco; and

WHEREAS, in connection with the Substitution Charter Amendment, the parties believe that it is in the best interests of the Company, Lowerco, Holdings, LLC, SDS and the Principal Investors to amend and restate the Principal Investor Agreement as set forth in this Agreement.

AGREEMENT

Therefore, the parties hereto hereby agree as follows:

ARTICLE I

EFFECTIVENESS; DEFINITIONS

1.1 Effective Time. This Agreement shall become effective upon the effectiveness of the Substitution Charter Amendment (the “Effective Time”).

1.2 Definitions. Certain terms are used in this Agreement as specifically defined herein. These definitions are set forth or referred to in Article VIII hereof.

ARTICLE II

VOTING AGREEMENT

2.1 Actions that Require Majority Principal Investor Approval. In addition to any other approval required by the certificate of incorporation or limited liability company agreement, as applicable, of the Company, Lowerco, Holdings or SDS or by applicable law, the approval of the Majority Principal Investors shall be required for any of the Company, Lowerco, Holdings, LLC or SDS to take any of the following actions, and the Company, Lowerco, Holdings, LLC and SDS shall not, and shall cause their respective subsidiaries not to, take any of the following actions without the written approval of the Majority Principal Investors:

2.1.1 Charter; By-laws; LLC Agreement; Stockholders Agreements. Subject to Sections 2.2.1 and 2.4.2, amend or waive any provisions of the certificate of incorporation or by-laws or limited liability company agreement, as applicable, of the Company, Lowerco, Holdings, LLC or SDS or amend or waive any provisions of the Stockholders Agreement or the Participation, Registration Rights and Coordination Agreement.

2.1.2 Annual Budget. Approve the annual operating budget of the Company and its subsidiaries, modify in any material respect any such budget or take any action that is or would be reasonably likely to result in a material variance therefrom.

2.1.3 Joint Ventures and Alliances. Enter into any joint venture or strategic alliance other than in the ordinary course of business which, together with all related transactions, has an aggregate value in excess of $50,000,000.

2.1.4 Executive Officers. Subject to Section 2.2.2, hire or remove, with or without cause, or enter into, renew, materially modify or terminate any employment contract with, any executive officer of the Company, Lowerco, Holdings, LLC or SDS from time to time.

2.1.5 Management Incentive Plan. Adopt or make a material amendment to any cash or equity based management incentive plan.

2.1.6 Management Equity Repurchases. Enter into or effect any transaction or series of related transactions involving the repurchase, redemption or other acquisition of securities, or options or rights to acquire any securities, of the Company or any of its subsidiaries from any Person who is or was a Manager or Manager Designee other than any such repurchases (a) pursuant to Section 6.2 of the Stockholders Agreement (the put option) or (b) that do not exceed $500,000 per Manager pursuant to Section 6.1 of the Stockholders Agreement (the call option). Any repurchase (other than a repurchase pursuant to Section 6.2 of the Stockholders Agreement) from a current or former Manager or Manager Designee shall require (i) approval of the Board of Directors if the value of the equity repurchase is greater than $2,000,000, (ii) approval of the Equity Repurchase Committee if the value of the equity repurchase is between $1,000,000 and $2,000,000 or (iii) if the value of the equity repurchase is less than $1,000,000, approval of any two of the following three Company officers: chief executive officer, chief financial officer and general counsel.

2.1.7 Prepayment or Modification of Debt. Voluntarily prepay debt of the Company or any of its subsidiaries outside the ordinary course of business, or amend or waive any material provisions of any agreement, indenture or similar instrument governing the terms of any indebtedness or debt securities of the Company or any of its subsidiaries with a principal amount in excess of $50,000,000.

2.1.8 Initial Public Offering. At any time subsequent to August 10, 2011, register any equity securities under the Securities Act in connection with, or consummate, an Initial Public Offering, including an Initial Public Offering initiated pursuant to Section 3.1 of the Participation, Registration Rights and Coordination Agreement, or register any equity securities of any subsidiary of the Company under the Securities Act; provided, however, that no such approval shall be required for the inclusion of any Registrable Securities (as defined in the Participation, Registration Rights and Coordination Agreement) in any registration statement relating to an Initial Public Offering pursuant to the exercise by the holders thereof of piggyback registration rights under Section 3.2 of the Participation, Registration Rights and Coordination Agreement, if applicable.

2.1.9 Agreements or Commitments. Enter into any agreement or otherwise obligate or commit the Company or any of its subsidiaries to do any of the foregoing.

2.2 Actions that Require Requisite Principal Investor Approval. In addition to any other approval required by the certificate of incorporation or limited liability company agreement, as applicable, of the Company, Lowerco, Holdings, LLC or SDS or by applicable law, the approval of the Requisite Principal Investors shall be required for any of the Company, Lowerco, Holdings, LLC or SDS to take any of the following actions, and the Company, Lowerco, Holdings, LLC and SDS shall not, and shall cause their respective subsidiaries not to, take any of the following actions without the approval of the Requisite Principal Investors:

2.2.1 Charter; By-laws; LLC Agreement; Stockholders Agreement. Amend or waive any provision of the certificate of incorporation or by-laws or limited liability company agreement, as applicable, of the Company, Lowerco, Holdings, LLC or SDS that requires consent or approval of the Requisite Principal Investors, or amend or waive any provision of the Stockholders Agreement or the Participation, Registration Rights and Coordination Agreement that requires consent or approval of the Requisite Principal Investors.

2.2.2 Chief Executive Officer. Hire or remove, with or without cause, or enter into, renew, materially modify or terminate any employment contract with, the chief executive officer of the Company or SDS from time to time.

2.2.3 Change of Control. Effect a Change of Control.

2.2.4 Repurchase of Securities, Payment of Dividends. Prior to the closing of the Initial Public Offering, (a) enter into or effect any transaction or series of related transactions involving the repurchase, redemption or other acquisition of securities of the Company or any of its direct or indirect subsidiaries from any Investor or (b) declare or pay any dividend by the Company or any of its subsidiaries (other than dividends payable to the Company or any of its wholly-owned subsidiaries).

2.2.5 Recapitalization. Except as provided in the Company’s certificate of incorporation, enter into or effect any transaction or series of related transactions that would effect a recapitalization or reclassification of the Company’s or Lowerco’s securities or any of their subsidiaries’ (other than wholly-owned subsidiaries) securities.

2.2.6 Acquisition of Assets. Enter into or effect any transaction or series of related transactions involving the purchase, rent, lease in, license in, exchange or other acquisition (whether by merger, consolidation or otherwise) by the Company or any of its direct or indirect subsidiaries of any assets (including equity interests in any Person) for consideration (including assumed liabilities) having a fair market value (as reasonably determined by the Board) in excess of $50,000,000, other than (a) transactions between and among any of the Company and its direct or indirect wholly-owned subsidiaries and (b) purchases, rentals, leases, licenses, exchanges or other acquisitions of inventory, equipment and supplies in the ordinary course of business.

2.2.7 Sale of Assets. Enter into or effect any transaction or series of related transactions, involving the sale, lease out, license out, exchange or other disposal (including by merger, consolidation or otherwise) by the Company or any of its direct or indirect subsidiaries of any assets (including equity interests in any Person) for consideration (including assumed liabilities) having a fair market value (as reasonably determined by the Board) in excess of $50,000,000, other than (a) transactions between and among any of the Company and its direct or indirect wholly-owned subsidiaries and (b) sales, leases, licensing, exchanges or other disposition of products of the Company’s business in the ordinary course of business.

2.2.8 Initial Public Offering. At any time on or prior to August 10, 2011, register any equity securities under the Securities Act in connection with, or consummate, an Initial Public Offering, including an Initial Public Offering initiated pursuant to Section 3.1 of the Participation, Registration Rights and Coordination Agreement, or register any equity securities of any subsidiary of the Company under the Securities Act; provided, however, that no such approval shall be required for the inclusion of any Registrable Securities (as defined in the Participation, Registration Rights and Coordination Agreement) in any registration statement relating to an Initial Public Offering pursuant to the exercise by the holders thereof of piggyback registration rights under Section 3.2 of the Participation, Registration Rights and Coordination Agreement, if applicable.

2.2.9 Indebtedness; Investments, etc. Other than borrowings under the Existing Debt Documents or any other debt agreement which was previously approved by the Requisite Principal Investors, (a) incur any indebtedness, assume, guarantee, endorse or otherwise as an accommodation become responsible for the indebtedness of any other Person (provided that the Company or any of its direct or indirect subsidiaries may provide cross-guarantees for any indebtedness that has been approved under this Section 2.2.9), issue any debt securities, enter into any agreement under which it may incur indebtedness or issue debt securities in the future, in an aggregate amount in excess of $100,000,000 for all such matters or (b) make any loan, advance or capital contribution to any Person (other than the Company or any of its subsidiaries), in each case outstanding at any time, in an aggregate amount in excess of $100,000,000 for all such matters.

2.2.10 Equity Issuances. Authorize, create or issue any equity securities of the Company or any of its subsidiaries (except as may be issued to the Company or any of its wholly-owned subsidiaries), issue any options or rights to acquire any equity securities of the Company or any of its subsidiaries or grant any registration rights in respect of any such securities, options or rights, except for (a) equity securities issued in any Initial Public Offering approved pursuant to Section 2.1.8 or 2.2.8, (b) equity securities, options or rights to acquire equity securities and piggyback registration rights issued or granted pursuant to management incentive plans approved pursuant to Section 2.1.5, (c) other issuances (other than to current or former employees, consultants or directors) of equity securities or options or rights to acquire equity securities with value (as reasonably determined by the Board of Directors), not in excess of $50,000,000 in the aggregate and (d) issuances in connection with a recapitalization or reclassification transaction approved pursuant to Section 2.2.5.

2.2.11 Bankruptcy, etc. Commence a voluntary case under the U.S. bankruptcy code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; consent to the entry of an order for relief in an involuntary case, or the conversion of an involuntary case to a voluntary case, under any such law; consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; make a general assignment for the benefit of creditors; or adopt a plan of complete or partial liquidation or dissolution.

2.2.12 Board of Directors; Committees. Prior to the closing of the Initial Public Offering, (a) expand the number of members of the Board to more than the sum of (i) the then current number of Principal Investor Groups and (ii) three, (b) elect any director to the Board pursuant to Section 7.1.2 of the Stockholders Agreement, provided that any director so elected (other than any director who is also serving as the Chief Executive Officer) will be Independent, (c) remove a director pursuant to Section 7.2 of the Stockholders Agreement who was elected pursuant to Section 7.1.2 of the Stockholders Agreement, (d) fill any vacancy on the Board of Directors pursuant to Section 7.3(ii) of the Stockholders Agreement, (e) modify the composition of any Board Committee other than in accordance with the terms of this Agreement, (f) create any new Board Committee to which the Board delegates authority (which, if approved by the Majority Principal Investors must be a delegation of authority not inconsistent with this Agreement and in accordance with Section 2.6) or (g) amend Section 2.7 hereof.

2.2.13 Agreements or Commitments. Enter into any agreement or otherwise obligate or commit the Company or any of its subsidiaries to do any of the foregoing.

2.3 Actions that Require Board Approval. In addition to any other approval required by this Agreement or the certificate of incorporation or limited liability company agreement, as applicable, of the Company, Lowerco, Holdings, LLC or SDS or by applicable law, the approval of the Board (or a committee thereof to which it delegates authority with respect to such matter in accordance with this Agreement) shall be required for any of the Company, Lowerco, Holdings, LLC or SDS to take any of the following actions, and the Company, Lowerco, Holdings, LLC and SDS shall not, and shall cause their respective subsidiaries not to, take any of the following actions without the approval of the Board (or a committee thereof to which it delegates authority with respect to such matter in accordance with this Agreement):

2.3.1 Joint Ventures and Alliances. Enter into any joint venture or strategic alliance which, together with all related transactions, has an aggregate value in excess of $25,000,000.

2.3.2 Acquisition of Assets. Enter into or effect any transaction or series of related transactions involving the purchase, rent, lease in, license in, exchange or other acquisition (whether by merger, consolidation or otherwise) by the Company or any of its direct or indirect subsidiaries of any assets (including equity interests in any Person) for consideration (including assumed liabilities) having a fair market value (as reasonably determined by the Board) in excess of $25,000,000, other than (a) transactions between and among any of the Company and its direct or indirect wholly-owned subsidiaries and (b) purchases, rentals, leases, licenses, exchanges or other acquisitions of inventory, equipment and supplies in the ordinary course of business.

2.3.3 Sale of Assets. Enter into or effect any transaction or series of related transactions, involving the sale, lease out, license out, exchange or other disposal (including by merger, consolidation or otherwise) by the Company or any of its direct or indirect subsidiaries of any assets (including equity interests in any Person) for consideration (including assumed liabilities) having a fair market value (as reasonably determined by the Board) in excess of $25,000,000, other than (a) transactions between and among any of the Company and its direct or indirect wholly-owned subsidiaries and (b) sales, leases, licensing, exchanges or other disposition of products of the Company’s business in the ordinary course of business.

2.3.4 Indebtedness; Investments, etc. Other than borrowings under the Existing Debt Documents or any other debt agreement which was previously approved by the Requisite Principal Investors, (a) incur any indebtedness, assume, guarantee, endorse or otherwise as an accommodation become responsible for the indebtedness of any other Person (provided that the Company or any of its direct or indirect subsidiaries may provide cross-guarantees for any indebtedness that has been approved under this Section 2.3.4), issue any debt securities, enter into any agreement under which it may incur indebtedness or issue debt securities in the future, in excess of $25,000,000 or (b) make any loan, advance or capital contribution to any Person (other than the Company or any of its subsidiaries), in each case outstanding at any time, in an amount in excess of $25,000,000.

2.3.5 Agreements or Commitments. Enter into any agreement or otherwise obligate or commit the Company or any of its subsidiaries to do any of the foregoing.

2.4 Other Restricted Actions.

2.4.1 In addition to any approval required by Section 2.1, 2.2 or 2.3, any transaction or agreement between the Company or one of its subsidiaries, on the one hand, and a member of a Principal Investor Group or one of its Affiliates, on the other, shall require the consent of the Principal Investor Majority unless such transaction (i) is entered into in the ordinary course of business of (A) the Company or such subsidiary and (B) the applicable member of a Principal Investor Group or applicable Affiliate, (ii) is negotiated by employees of the Company or such subsidiary that are not executive officers of the Company, or Affiliates of such Principal Investor Group, (iii) is on terms comparable to those that would be received on an arms’ length basis and (iv) does not involve the payment of funds to, or the provision of services by, the Principal Investor Group, provided that this Section 2.4.1 shall not apply to any purchase of debt by an Affiliate of a Principal Investor or any transaction between such Affiliate and the Company or one of its subsidiaries related to the ownership of such debt, provided such purchase or transaction is on terms (except with respect to relief from all or part of any underwriting or placement fee applicable to such purchase or transaction) comparable to those offered to unaffiliated third parties with respect to such debt.

2.4.2 Each of the Principal Investor Groups agrees that it will not amend, modify or waive any of the following, unless such amendment, modification or waiver is approved by each Principal Investor Group:

(i) any provision of Article III (Transfer Restrictions), Article V (Holder Lock-Up) or Article IX (Legends) of the Stockholders Agreement or Article IV (Transfer Restrictions) or Article IX (Legends) of the Participation, Registration Rights and Coordination Agreement, or any other provision of this Agreement or the Stockholders Agreement or the Participation, Registration Rights and Coordination Agreement that imposes additional transfer restrictions on the Principal Investors or reduces the transfer restrictions imposed on any Principal Investor without a corresponding reduction in the transfer restrictions imposed on all other Principal Investors;

(ii) any provision of Article IV of the Stockholders Agreement (Tags and Drags) that (x) reduces the Principal Investors’ rights as a Participating Seller (or their right to become a Participating Seller) under Section 4.1 of the Stockholders Agreement or (y) increases the Principal Investors’ obligations as a Participating Seller (or adversely modifies the circumstances under which they can be required to be a Participating Seller);

(iii) any provision of the definition of Principal Investor Group in the certificate of incorporation of the Company, the Stockholders Agreement, the Participation, Registration Rights and Coordination Agreement or this Agreement that narrows such definition so as to raise the threshold criteria to remain a Principal Investor Group;

(iv) the Information Rights available to the Principal Investors under Section 7.1 of the Participation, Registration Rights and Coordination Agreement in a manner that reduces such rights;

(v) the definitions of Participation Shares or Participation Portion in the Participation, Registration Rights and Coordination Agreement that reduces the rights of a Principal Investor to participate in issuances of securities pursuant to Article II thereof;

(vi) prior to the Initial Public Offering, the definition of Minimum Total Combined Investment in the certificate of incorporation of the Company that increases the number of shares of Common Stock threshold set forth therein or any amendment to Section 4.10.3 of such certificate of incorporation;

(vii) prior to the Initial Public Offering, Section 4.5 of the certificate of incorporation of the Company or Section 2.1.4 or 7.1 of the Stockholders Agreement, in each case, in a manner that reduces the number of directors each Principal Investor Group is entitled to designate to the Board;

(viii) Section 12.7 or 12.8 of the Stockholders Agreement, Section 11.7 or 11.8 of the Participation, Registration Rights and Coordination Agreement;

(ix) Article III of the Participation, Registration Rights and Coordination Agreement that materially reduces or restricts the rights of a Principal Investor to initiate or participate in registered offerings of Common Stock;

(x) Section 9.9 of this Agreement that materially reduces the indemnification rights set forth therein;

(xi) Sections 2.4.1, 2.11, 2.12, 6.1 or 6.2 hereof or the definition of “VCOC Event” herein;

(xii) Section 8.3 of the Participation, Registration Rights and Coordination Agreement and Section 10.3 of the Stockholders Agreement that materially reduces or restricts the rights of a Principal Investor to withdraw from such agreements; or

(xiii) the certificate of incorporation of the Company to effect a reverse stock split in which any of the Stock held by any Principal Investor is converted into the right to receive cash in lieu of a fractional share;

provided, that any amendment to the definitions used in such provisions (only to the extent any such amendment would have an effect contrary to the intent set forth in any of clauses (i) through (xiii) immediately above) shall also require the consent of each Principal Investor Group; provided, further, that the consent of any Principal Investor or Principal Investor Group, as applicable, shall be required for any amendment, modification or waiver to the Stockholders Agreement, the Participation, Registration Rights and Coordination Agreement, the certificate of incorporation of the Company or Lowerco or this Agreement that Discriminates against the rights of such Principal Investor or Principal Investor Group, as applicable, as compared to the other Principal Investors or Principal Investor Groups, as applicable; provided, however, that notwithstanding any provision to the contrary, the certificate of incorporation of the Company may be amended in any way in connection with the Initial Public Offering so long as the Requisite Principal Investors consent to such amendment and such amendment does not Discriminate against any Principal Investor or Principal Investor Group that has not consented thereto.

2.5 Chairman of the Board. The Company shall, and each Principal Investor shall use its reasonable best efforts to, cause the Principal Investor Director designated by the Silver Lake Investors to serve at all times as the Chairman of the Board.

2.6 Committees. The Company shall, and each Principal Investor shall use its reasonable best efforts to, cause the Board to maintain the following committees: (a) an Executive Committee, (b) an Audit Committee, (c) a Compensation Committee, (d) a Nominating and Corporate Governance Committee, (e) a Data Center Oversight Committee and (f) any other committee as the Board shall determine in its discretion, subject to Section 2.2.12; provided, that the appointment of a committee and/or the delegation of board authority to a committee shall be accomplished in accordance with the by-laws of the Company, subject to Section 2.2.12.

2.6.1 Executive Committee. The Executive Committee will be comprised of the directors designated by the Designated Principal Investor Groups, except to the extent any Designated Principal Investor Group waives its right to have its designated director be a member of the Executive Committee. The Executive Committee will be chaired by the Chairman of the Board. The role of the Executive Committee will be solely to call Board meetings, set the agenda for such meetings, identify issues to be considered by the Board and liaise with the Company’s, and its subsidiaries’, management.

2.6.2 Modification Upon an IPO. In conjunction with the Initial Public Offering, the provisions of this Section 2.6 shall be amended as necessary to comply with any applicable law or the standards required by any securities exchange on which stock of the Company will be listed or other market on which stock of the Company is authorized for quotation.

2.7 Lowerco’s, Holding’s, LLC’s and SDS’s Directors and Managers. The Company will cause the boards of directors or managers, as applicable, of Lowerco, Holdings, LLC and SDS to consist at all times of the same members as the Board of the Company at such time; provided, that a Principal Investor Group may, by notice to the Company and the other Principal Investor Groups, have a different person serve as a director or manager, as applicable, of Lowerco, Holdings, LLC and/or SDS than such Principal Investor Group designated to serve on the Board of the Company; provided, further, that the number of director designees of each Principal Investor Group with respect to any such other board composition shall be in proportion to the number of director designees of each Principal Investor Group with respect to the Board of the Company and each Principal Investor Group with a director designee on the Board of the Company shall have the right to nominate at least one member to each such board of directors unless no Principal Investor Group has any director designees on such board (and the Company shall cause, and, where applicable, shall cause its subsidiaries to cause, such nominee at be elected to such boards). SDS shall, and the Company shall use its best efforts to, cause the board of directors of SDS to maintain at all times such committees as the Company at such time, with the same member composition; provided, that a Principal Investor Group may, by notice to the Company and the other Principal Investor Groups, have a different person serve on a committee of SDS than serves on the corresponding committee for the Company.

2.8 Operating Committee. The Principal Investor Groups will create an operating committee (the “Operating Committee”) to work with management of the Company and provide advice to the Board, when requested to do so, with respect to any matter, including acquisitions, dispositions, financings and operating performance. Each Principal Investor Group shall be permitted to designate one representative (who shall not be a director of the Company) to participate on the Operating Committee, and shall be permitted to remove and replace such designee from time to time, provided that a Principal Investor Group’s designee shall be automatically removed (and not replaced) at such time as such Principal Investor Group ceases to be a Principal Investor Group in accordance with the definition thereof. The Company shall present, and shall cause each of its direct and indirect subsidiaries to present to the Operating Committee for its review, any transaction of a sort otherwise described in any of Section 2.3.1 through 2.3.4 but which has a transaction value of more than $10,000,000 but not more than $25,000,000 prior to entering into, or committing to enter into, such transaction.

2.9 The Company, LLC, Lowerco and Holdings. The Company, LLC, Lowerco and Holdings will not give effect to any action by any Principal Investor or any other Person which is in contravention of this Article II.

2.10 Post-IPO Governance. Following the Initial Public Offering, this Article II shall be amended to reflect a governance structure approved by the Requisite Principal Investors and each Principal Investor Group shall continue to be able to designate one nominee to serve as a member of the board of directors of the Company in accordance with Article VII of the Stockholders Agreement, except to the extent a Principal Investor Group waives such right with respect to itself.

2.11 Recapitalization Transaction Drag Along. Following the occurrence, and during the continuance of, a VCOC Event, each Principal Investor and the Company agree to use commercially reasonable efforts to cure such VCOC Event. In the event that the VCOC Event cannot be cured by such efforts, for so long as such VCOC Event is continuing, each Principal Investor agrees that it shall exercise its power under Section 4.3 of the Stockholders Agreement to effect a Recapitalization Transaction (as defined in the Stockholders Agreement) as soon as reasonably practicable if it is requested to do so in writing by either (a) the Majority VCOC Investors following their reasonable determination in good faith that a VCOC Event has occurred and is continuing or (b) any VCOC Investor who delivers to the Company and the other Principal Investors (i) an opinion of outside counsel of national standing to the effect that if such VCOC Investor’s investment in the Shares issued by the Company ceases to qualify as a “venture capital investment”, then such VCOC Investor would likely cease to qualify as a Venture Capital Operating Company at the end of its next “annual valuation period” (which opinion may assume that a VCOC Event has occurred and is continuing) and (ii) a certificate of an officer of such VCOC Investor certifying that (A) such VCOC Investor has reasonably determined, in good faith, that a VCOC Event has occurred and is continuing and (B) such VCOC Investor has been unable to regain its qualification as a Venture Capital Operating

Company through other commercially reasonable efforts. For the avoidance of doubt, the requirement to use “commercially reasonable efforts” under this Section 2.11 shall not be interpreted to require any VCOC Investor to acquire or dispose of any portfolio investment. The terms and conditions of any such recapitalization transaction shall be determined by the Requisite Principal Investors, but shall be intended to cure the VCOC Event.

2.12 Period. Each of the foregoing provisions of this Article II shall expire on the earliest of (a) a Change of Control, (b) to the extent so determined by the Requisite Principal Investors, in the case of Sections 2.1 and 2.2, the Initial Public Offering or at any time thereafter, (c) in the case of Sections 2.7 and 2.8, the Initial Public Offering and (d) with respect to any particular provision, the last date permitted by applicable law (including the rules of the Commission and any exchange upon which equity securities of the Company might be listed).

2.13 Proxies. Each Principal Investor agrees that it shall not vote the Shares of any other Principal Investor pursuant to the proxies granted under Sections 2.1 and 2.2 of the Stockholders Agreement in any manner inconsistent with this Agreement, the Participation, Registration Rights and Coordination Agreement or the Stockholders Agreement.

ARTICLE III

TRANSFER RESTRICTIONS.

3.1 Permitted Transferees. Any Permitted Transferee receiving Shares from a Principal Investor in a Transfer pursuant to Section 3.1.1, 3.1.4 (b) or (c) or 3.1.5 of the Stockholders Agreement shall be subject to the terms and conditions of, and be entitled to enforce, this Agreement to the same extent, and in the same capacity, as the Principal Investor that Transfers the Shares to such Permitted Transferee as if such Permitted Transferee were such Principal Investor. Prior to the initial Transfer of any Shares to any Permitted Transferee pursuant to Section 3.1.1, 3.1.4(b) or (c) or 3.1.5 of the Stockholders Agreement, and as a condition thereto, each holder of Shares effecting such Transfer shall (a) cause such Permitted Transferee to deliver to the Company and each of the Principal Investors (other than the transferor) its written agreement, in form and substance reasonably satisfactory to the Company, to be bound by the terms and conditions of this Agreement to the extent described in the preceding sentence and (b) remain directly liable for the performance by the Permitted Transferee of all obligations of such Permitted Transferee under this Agreement. Shares transferred to any Person (other than a Permitted Transferee receiving Shares from a Principal Investor in a Transfer pursuant to Section 3.1.1, 3.1.4(b) or (c) or 3.1.5 of the Stockholders Agreement) shall cease to be Shares for all purposes of this Agreement.

3.2 Transfers Between Principal Investor Groups. No Principal Investor shall Transfer Shares to another Principal Investor who is not a Permitted Transferee without the consent of the Requisite Principal Investors, provided that, for purposes of calculating the Requisite Principal Investors for this Section 3.2 only, the Principal Investors Groups of which the Principal Investors who are the prospective transferor and transferee shall be disregarded.

ARTICLE IV

COVENANTS.

4.1 Annual Budget. In connection with the approval rights afforded to the Principal Investor Groups under Section 2.1.2, the Company will furnish each Principal Investor Group with a proposed annual operating budget for the Company and its subsidiaries, as well as any proposed material modifications to such budget or notice of any proposed action that is or would be reasonably likely to result in material variance therefrom.

4.2 Directors’ and Officers’ Insurance. The Company shall maintain for such periods as the Board shall in good faith determine, at its expense, insurance in an amount determined in good faith by the Board to be appropriate (provided that such amount shall not be lower than $25,000,000 unless otherwise agreed by the Majority Principal Investors), on behalf of any person who after the Closing Date is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including any direct or indirect subsidiary of the Company, against any expense, liability or loss asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person’s status as such, subject to customary exclusions. The provisions of this Section 4.2 shall survive any termination of this Agreement.

4.3 Expenses. All reasonable costs and expenses incurred by any current or former Principal Investor in exercising or enforcing any rights afforded to such current or former Principal Investor under this Agreement, the Participation, Registration Rights and Coordination Agreement, the Stockholders Agreement or the certificates of incorporation or limited liability company agreement, as applicable, of any of the Company, Lowerco, Holdings, LLC or SDS, shall be paid or reimbursed by the Company. Costs and expenses subject to the preceding sentence shall include, without limitation all attorneys’ fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, to the extent applicable in a particular instance. Each Principal Investor shall be entitled to payment or reimbursement under this Section 4.3 for so long as such Principal Investor owns securities issued by the Company or its direct or indirect subsidiaries, irrespective of whether such Principal Investor ceases to be a Principal Investor in accordance with the definition thereof.

4.4 Annual Valuation. The Board shall, at least annually, provide each Principal Investor with a good faith estimate of the then current fair market value of the shares of each class of Stock then outstanding.

ARTICLE V

REMEDIES.

5.1 Generally. The parties shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including preliminary or temporary relief) as may be appropriate in the circumstances.

ARTICLE VI

LEGENDS.

6.1 Restrictive Legend. Each certificate representing Shares issued or transferred to a Principal Investor shall have the following legend endorsed conspicuously thereupon:

“THE VOTING OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, AND THE SALE, ENCUMBRANCE OR OTHER DISPOSITION THEREOF, ARE SUBJECT TO THE PROVISIONS OF A PRINCIPAL INVESTOR AGREEMENT TO WHICH THE ISSUER AND CERTAIN OF ITS STOCKHOLDERS ARE PARTY. SUCH AGREEMENT INCLUDES RESTRICTIONS AND LIMITATIONS ON THE TRANSFER OF SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE. A COPY OF SUCH AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE ISSUER OR OBTAINED FROM THE ISSUER WITHOUT CHARGE UPON REQUEST.”

Any Person who acquires Shares which are not subject to all or part of the terms of this Agreement shall have the right to have such legend (or the applicable portion thereof) removed from certificates representing such Shares.

6.2 Stop Transfer Instruction. The Company or Lowerco will instruct any transfer agent not to register the Transfer of any Shares until the conditions specified in the foregoing legend, this Agreement, the Stockholders Agreement and the Participation, Registration Rights and Coordination Agreement are satisfied.

6.3 Classes of Shares Separately Transferable. A Transfer that otherwise satisfies the requirements of this Agreement, the Participation, Registration Rights and Coordination Agreement, the Stockholders Agreement and any other applicable agreements may include Shares of any one or more class(es).

ARTICLE VII

AMENDMENT, TERMINATION, ETC.

7.1 Oral Modifications. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

7.2 Written Modifications. Subject to Section 2.4.2, this Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Company and the Majority Principal Investors; provided, however, that:

(a) the consent of the Requisite Principal Investors shall be required for any amendment, modification, extension, termination or waiver (an “Amendment”) of (i) the provisions of Section 2.2 or 2.3, (ii) any provision requiring consent of the Requisite Principal Investors, or (iii) this clause (a) of Section 7.2;

(b) the consent of each of the Principal Investor Groups shall be required for any Amendment of (i) the provisions of Section 2.4.2, (ii) any provision requiring unanimous consent of the Principal Investor Groups, or (iii) this clause (b) of Section 7.2;

(c) the consent of each Principal Investor or Principal Investor Group, as applicable, shall be required for any Amendment that Discriminates against the rights of such Principal Investor or Principal Investor Group, as applicable, as such under this Agreement as compared to the other Principal Investors or Principal Investor Groups, as applicable.

Each such Amendment shall be binding upon each party hereto and each holder of Shares subject hereto. In addition, each party hereto and each holder of Shares subject hereto may waive any right of such holder hereunder by an instrument in writing signed by such party or holder. To the extent the Amendment of any Section of this Agreement would require a specific consent pursuant to this Section 7.2, any Amendment to the definitions used in such Section as applied to such Section shall also require the same specified consent.

7.3 Withdrawal from Agreement. Any holder of Shares who ceases to be a member of a Principal Investor Group (each such holder, a “Withdrawing Holder”) shall cease to be a party to this Agreement and shall no longer be subject to the obligations of this Agreement or have rights under this Agreement; provided, however, that any such Withdrawing Holder shall retain the indemnification rights pursuant to Section 9.9 hereof with respect to any matter that (a) may be an Indemnified Liability and (b) occurred prior to such withdrawal.

7.4 Termination; Effect of Termination. This Agreement shall terminate and, except as provided herein, be of no further effect, at such time as there are no longer any Principal Investors. No termination under this Agreement shall relieve any Person of liability for breach prior to termination. In the event this Agreement is terminated, each Principal Investor shall retain (a) the right to payment and reimbursement of certain expenses in accordance with Section 4.3 and (b) the indemnification, contribution and reimbursement rights pursuant to Section 9.9 hereof with respect to any matter that (i) may be an Indemnified Liability and (ii) occurred prior to such termination.

ARTICLE VIII

DEFINITIONS. For purposes of this Agreement:

8.1 Certain Matters of Construction. In addition to the definitions referred to or set forth below in this Article VIII:

(i) The words “hereof”, “herein”, “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

(ii) The word “including” shall mean including, without limitation;

(iii) Definitions shall be equally applicable to both nouns and verbs and the singular and plural forms of the terms defined; and

(iv) The masculine, feminine and neuter genders shall each include the other.

8.2 Definitions. The following terms shall have the following meanings:

“Affiliate” shall mean, with respect to any specified Person, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise); provided, however, that neither the Company nor any of its subsidiaries shall be deemed an Affiliate of any of the Stockholders (and vice versa), (b) if such specified Person is an investment fund, any other investment fund the primary investment advisor to which is the primary investment advisor to such specified Person or an Affiliate thereof and (c) if such specified Person is a natural Person, any Family Member of such natural Person. Notwithstanding the foregoing, for all purposes of this Agreement, Integral Capital Partners VII, L.P. and its Affiliates will be considered Affiliates of Silver Lake Partners II, L.P. and Silver Lake Technology Investors II, L.L.C. and their respective Affiliates.

“Affiliated Fund” shall mean, with respect to any specified Person, an investment fund that is an Affiliate of such Person or that is advised by the same investment adviser as such Person or by an Affiliate of such investment adviser or such person.

“Agreement” shall have the meaning set forth in the Preamble.

“Amendment” shall have the meaning set forth in Section 7.2.

“Bain Investors” shall mean, as of any date, Bain Capital Integral Investors, LLC and BCIP TCV, LLC, and their respective Permitted Transferees, in each case only if such Person is then a Stockholder and holds any Shares.

“Blackstone Investors” shall mean, as of any date, Blackstone Capital Partners IV L.P., Blackstone Capital Partners IV-A L.P., Blackstone Family Investment Partnership IV-A L.P., Blackstone Participation Partnership IV L.P., Blackstone GT Communications Partners L.P. and Blackstone Family Communications Partnership L.P., and their respective Permitted Transferees, in each case only if such Person is then a Stockholder and holds any Shares.

“Board” shall mean the board of directors of the Company.

“Business” means SDS’s businesses which, as of the date hereof, consist of four separate businesses: (a) the Availability Services business, (b) the Financial Systems business, (c) the K-12 Education business and (d) the Public Sector business. For purposes of this Agreement, any future business acquired by SDS after the date hereof that is not included in the Availability Services business will automatically be considered part of the Financial Systems, K-12 Education or Public Sector business, as determined by the Board in its sole discretion.

“business day” shall mean any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

“Change of Control” shall mean the occurrence of (a) any consolidation or merger of the Company with or into any other Person, or any other corporate reorganization, transaction or Transfer of securities of the Company by its stockholders, or series of related transactions (including the acquisition of capital stock of the Company), whether or not the Company is a party thereto, in which the stockholders of the Company immediately prior to such consolidation, merger, reorganization or transaction, own, directly or indirectly, capital stock either (i) representing directly, or indirectly through one or more entities, less than fifty percent (50%) of the equity economic interests in or voting power of the Company or other surviving entity immediately after such consolidation, merger, reorganization or transaction or (ii) that does not directly, or indirectly through one or more entities, have the power to elect a majority of the entire board of directors or other similar governing body of the Company or other surviving entity immediately after such consolidation, merger, reorganization or transaction; (b) any transaction or series of related transactions, whether or not the Company is a party thereto, after giving effect to which in excess of fifty percent (50%) of the Company’s voting power is owned directly, or indirectly through one or more entities, by any Person and its “affiliates” or “associates” (as such terms are defined in the Exchange Act Rules) or any “group” (as defined in the Exchange Act Rules), other than Qualified Institutional Investors (and in the case of a “group”, excluding a percentage of such “group” equal to the percentage of the voting power of such group controlled by any Qualified Institutional Investors), excluding, in any case referred to in clause (a) or (b) any Initial Public Offering or any bona fide primary or secondary public offering following the occurrence of an Initial Public Offering; or (c) a sale, lease or other disposition of all or substantially all of the consolidated assets of the Company. For the avoidance of doubt, none of the following shall, in and of itself, constitute a “Change of Control”: (x) a spin-off of one of the Businesses, a sale of one of the Businesses or a comparable transaction or (y) a transaction in which, after giving effect thereto, the Principal Investors and their Affiliates continue to own, directly or indirectly, more than fifty percent (50%) of the equity economic interests or voting power of (i) the Company or other surviving entity in the case of a transaction of the sort described in clause (a) above, (ii) of the Company in the case of a transaction of the sort described in clause (b) above or (iii) of the acquiring entity in the case of a transaction of the sort described in clause (c) above.

“Class A Stock” shall mean the Class A Common Stock, par value $0.001 per share, of the Company, which is comprised of Class A-1 Common Stock, Class A-2 Common Stock, Class A-3 Common Stock, Class A-4 Common Stock, Class A-5 Common Stock, Class A-6 Common Stock, Class A-7 Common Stock and Class A-8 Common Stock.

“Class L Stock” shall mean the Class L Common Stock, par value $0.001 per share, of the Company.

“Closing Date” shall have the meaning set forth in the Recitals.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean the common stock of the Company, including the Class A Stock and the Class L Stock.

“Company” shall have the meaning set forth in the Preamble.

“Convertible Securities” shall mean any evidence of indebtedness, shares of stock (other than Stock) or other securities (other than Options and Warrants) which are directly or indirectly convertible into or exchangeable or exercisable for shares of Stock.

“Designated Principal Investor Groups” shall mean, as of any time of determination, (a) if at such time there are more than five Principal Investor Groups, the five (or more if necessary to accommodate “ties”) Principal Investor Groups who then hold the greatest number of shares of Common Stock and (b) at any other time, all of the Principal Investor Groups.

“Discriminate” means, with respect to a specified party, to discriminate against such specified party as compared to other applicable parties.

“Effective Time” shall have the meaning set forth in Section 1.1.

“Equivalent Shares” shall mean, at any date of determination, (a) as to any outstanding shares of Stock, such number of shares of Stock and (b) as to any outstanding Options, Warrants or Convertible Securities which constitute Shares, the maximum number of shares of Stock for which or into which such Options, Warrants or Convertible Securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstance in connection with which the number of Equivalent Shares is to be determined).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Act Rules” shall mean the rules adopted by the Commission under the Exchange Act.

“Existing Debt Documents” shall mean (a) the Amended and Restated Credit Agreement dated as of August 11, 2005, as amended and restated as of June 9, 2009, as further amended by the First Refinancing Amendment dated as of January 31, 2011, as further amended by the Second Refinancing and Incremental Amendment dated as of March 11, 2011, as further amended by the Third Amendment dated as of November 10, 2011, and as further amended and restated by the Fourth Amendment dated as of March 2, 2012, among SunGard Data Systems Inc., SunGard Holdco LLC, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, Swing Line Lender and L/C Issuer, as it may be further amended, restated, refinanced or otherwise modified from time to time., (b) the Amended and Restated Credit and Security Agreement, dated as of September 30, 2010, by and among SunGard AR Financing LLC, as the Borrower, the financial institutions signatory thereto from time to time as the Lenders, and General Electric Capital Corporation as a Lender, as Swing Line Lender and as the Administrative Agent, as it may be further amended, restated, refinanced or otherwise modified from time to time, (c) the Indenture, dated as of January 15, 2004, between SDS and The Bank of New York, as Trustee, relating to SDS’s 4 7/8% Senior Notes due 2014, (d) the Indenture, dated as of August 11, 2005, among SDS, Guarantors named therein and The Bank of New York, as Trustee relating to SDS’s 10 1/4% Senior Subordinated Notes due 2015, (e) the Indenture, dated as of November 16, 2010, among SDS, Guarantors named therein and The Bank of New York Mellon, as Trustee, relating to SDS’s 7 3/8% Senior Notes due 2018, and (f) the Indenture, dated as of November 16, 2010, among SDS, Guarantors named therein and The Bank of New York Mellon, as Trustee, relating to SDS’s 7 5/8% Senior Notes due 2020.

“Family Member” shall mean, with respect to any natural Person, (a) any lineal descendant or ancestor or sibling (by birth or adoption) of such natural Person, (b) any spouse or former spouse of any of the foregoing, (c) any legal representative or estate of any of the foregoing, or the ultimate beneficiaries of the estate of any of the foregoing, if deceased, (d) any not-for-profit corporation or private charitable foundation and (e) any trust or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing Persons described in clauses (a) through (d) above.

“GS Investors” shall mean, as of any date, GS Capital Partners 2000, L.P., GS Capital Partners 2000 Employee Fund, L.P., GS Capital Partners 2000 Offshore, L.P., Goldman Sachs Direct Investment Fund 2000, L.P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG, GS Capital Partners V Fund, L.P., GS Capital Partners V Offshore Fund, L.P., GS Capital Partners V GmbH & Co. KG and GS Capital Partners V Institutional, L.P., and their respective Permitted Transferees, in each case only if such Person is then a Stockholder and holds any Shares.

“Holdings” shall have the meaning set forth in the Preamble.

“Indemnified Liabilities” shall have the meaning set forth in Section 9.9.

“Indemnitees” shall have the meaning set forth in Section 9.9.

“Independent” shall mean a person who (a) is not an officer, employee, general partner, director or person performing similar functions of any of the Company, its direct and indirect subsidiaries or any Principal Investor and (b) prior to such person’s nomination as a director, has disclosed to each of the Principal Investors any current or past material relationship between such person and any of the Company, its direct and indirect subsidiaries, any Principal Investor or any Affiliate of a Principal Investor.

“Initial Public Offering” shall mean the initial underwritten Public Offering registered on Form S-1 (or any successor form under the Securities Act).

“Investors” shall have the meaning given to such term in the Participation, Registration Rights and Coordination Agreement.

“KKR Investors” shall mean, as of any date, KKR Millennium Fund L.P. and KKR Partners III, L.P., and their respective Permitted Transferees, in each case only if such Person is then a Stockholder and holds any Shares.

“LLC” shall have the meaning set forth in the Preamble.

“Lowerco” shall have the meaning set forth in the Preamble.

“Majority Bain Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the Bain Investors.

“Majority Blackstone Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the Blackstone Investors.

“Majority GS Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the GS Investors.

“Majority in Interest” shall mean with respect to Shares of one or more class(es), a majority in number of such Shares.

“Majority KKR Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the KKR Investors.

“Majority Principal Investors” shall mean, as of any applicable time, (a) Principal Investor Groups who, in the aggregate, hold a Majority in Interest of the Common Stock then held by all Principal Investor Groups in the aggregate and (b) if there are more than five Principal Investor Groups, Designated Principal Investor Groups who, in the aggregate, hold a Majority in Interest of the Common Stock then held by all Designated Principal Investor Groups in the aggregate.

“Majority Providence Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the Providence Investors.

“Majority Silver Lake Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the Silver Lake Investors.

“Majority TPG Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the TPG Investors.

“Majority VCOC Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the VCOC Investors.

“Manager Designees” shall have the meaning set forth in the Stockholders Agreement.

“Managers” shall have the meaning set forth in the Stockholders Agreement.

“Merger Agreement” shall mean the Agreement and Plan of Merger between Solar Capital Corp. and SDS, dated as of March 27, 2005 (as amended from time to time).

“Operating Committee” shall have the meaning set forth in Section 2.8.

“Options” shall mean any options to subscribe for, purchase or otherwise directly acquire Stock, other than any such option held by the Company or Lowerco or any direct or indirect subsidiary thereof, or any right to purchase Shares pursuant to the Stockholders Agreement.

“Participation, Registration Rights and Coordination Agreement” shall mean the Amended and Restated Participation, Registration Rights and Coordination Agreement of even date herewith among the Company, Lowerco, Holdings, LLC, SDS and certain stockholders of the Company and Lowerco.

“Permitted Transferee” shall mean, in respect of any Principal Investor, (a) any Affiliate or Affiliated Fund of such Principal Investor or (b) any successor entity or, with respect to a Principal Investor organized as a trust, any successor trustee or co-trustee of such trust, only to the extent such transferee agrees to be bound by the terms of this Agreement in accordance with Section 3.1 and the Stockholders Agreement. In addition, any Stockholder shall be a Permitted Transferee of the Permitted Transferees of itself and any member of a Principal Investor Group shall be a Permitted Transferee of any other member of such Principal Investor Group.

“Person” shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Preferred Stock” shall mean the 11.5% Cumulative Preferred Stock, par value $0.001 per share, of Lowerco.

“Principal Investor” shall have the meaning set forth in the Preamble.

“Principal Investor Agreement” shall have the meaning set forth in the Recitals.

“Principal Investor Group” shall mean any one of (a) the Bain Investors, collectively, (b) the Blackstone Investors, collectively, (c) the GS Investors, collectively, (d) the KKR Investors, collectively, (e) the Providence Investors, collectively, (f) the Silver Lake Investors, collectively and (g) the TPG Investors, collectively; provided, however, that any such Principal Investor Group shall cease to be a Principal Investor Group at such time after the Closing Date, and at all times thereafter, as such Principal Investor Group ceases to hold a Total Combined Investment (as defined in the Company’s certificate of incorporation as in effect on the date hereof) of at least the Minimum Total Combined Investment (as defined in the Company’s certificate of incorporation as in effect on the date hereof); provided, further, that no adjustment pursuant to the Company’s certificate of incorporation to the “Minimum Total Combined Investment” shall cause any former Principal Investor Group to again become a Principal Investor Group. Where this Agreement provides for the vote, consent or approval of any Principal Investor Group, such vote, consent or approval shall be determined by the Majority Bain Investors, the Majority Blackstone Investors, the Majority GS Investors, the Majority KKR Investors, the Majority Providence Investors, the Majority Silver Lake Investors, or the Majority TPG Investors, as the case may be, except as otherwise specifically set forth herein.

“Principal Investor Majority” shall mean, with respect to a transaction between the Company or one of its subsidiaries on the one hand and a Principal Investor Group (or any member thereof) or one of its, or their, Affiliates on the other (a “Related Affiliate”), (a) Principal Investor Groups that are not and whose Affiliates are not Related Affiliates and who, in the aggregate, hold a Majority in Interest of the Common Stock then held by all Principal Investor Groups that are not and whose Affiliates are not a Related Affiliate with respect to such transaction, or (b) if each Principal Investor Group and/or an Affiliate of each Principal Investor Group is a Related Affiliate with respect to such transaction, the Majority Principal Investors.

“Providence Investors” shall mean, as of any date, Providence Equity Partners V LP and Providence Equity Partners V-A LP, and their respective Permitted Transferees, in each case only if such Person is then a Stockholder and holds any Shares.

“Public Offering” shall mean a public offering and sale of Common Stock for cash pursuant to an effective registration statement under the Securities Act.

“Qualified Institutional Investors” shall mean (a) the Bain Investors; (b) the Blackstone Investors; (c) the GS Investors; (d) the KKR Investors; (e) the Providence Investors; (f) the Silver Lake Investors; (g) the TPG Investors; and (h) the respective Affiliates and Affiliated Funds of the foregoing Persons.

“Recapitalization Transaction” shall have the meaning set forth in Section 11.2 of the Stockholders Agreement.

“Related Affiliate” shall have the meaning set forth in the definition of Principal Investor Majority.

“Requisite Principal Investors” shall mean, at any time, stockholders that are members of a Principal Investor Group and that, in the aggregate, hold a number of shares of Common Stock that is at least two-thirds of the aggregate number of shares of Common Stock then held by all stockholders that are members of a Principal Investor Group.

“Sale” shall mean a Transfer for value and the terms “Sell” and “Sold” shall have correlative meanings.

“SDS” shall have the meaning set forth in the Recitals.

“Securities Act” shall mean the Securities Act of 1933 and the rules promulgated thereunder, as amended from time to time.

“Shares” shall mean (a) all shares of Stock held by a Principal Investor, whenever issued, including all shares of Stock issued upon the exercise, conversion or exchange of any Options, Warrants or Convertible Securities and (b) all Options, Warrants and Convertible Securities held by a Principal Investor (treating such Options, Warrants and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options, Warrants and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein), including, in either case, any securities received in a Recapitalization Transaction in accordance with Section 4.3 of the Stockholders Agreement.

“Silver Lake Investors” shall mean, as of any date, Silver Lake Partners II, L.P., Silver Lake Technology Investors II, L.L.C. and Integral Capital Partners VII, L.P., and their respective Permitted Transferees, in each case only if such Person is then a Stockholder and holds any Shares.

“Stock” shall mean the Common Stock and the Preferred Stock.

“Stockholders” shall have the meaning set forth in the Stockholders Agreement.

“Stockholders Agreement” shall mean the Amended and Restated Stockholders Agreement, of even date herewith, among the Company, Lowerco, Holdings, LLC, SDS and certain stockholders of the Company and Lowerco.

“Subscription Agreement” shall have the meaning set forth in Section 9.3.

“Substitution Charter Amendment” shall have the meaning set forth in the Recitals.

“Third-Party Claim” shall have the meaning set forth in Section 9.9.

“TPG Investors” shall mean, as of any date, TPG Partners IV, L.P., T3 Partners II, L.P., T3 Parallel II, L.P., TPG Solar III LLC and TPG Solar Co- Invest LLC, and their respective Permitted Transferees, in each case only if such Person is then a Stockholder and holds any Shares.

“Transfer” shall mean any sale, pledge, assignment, encumbrance or other transfer or disposition of any Shares to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. For the avoidance of doubt, it shall constitute a “Transfer” subject to the restrictions on Transfer contained or referenced in Section 3(a) if a transferee is not an individual, a trust or an estate, and the transferor or an Affiliate thereof ceases to control such transferee or (b) with respect to a holder of Shares which was formed for the purpose of holding Shares, there is a Transfer of the equity interests of such holder other than to a Permitted Transferee of such holder or of the party transferring the equity of such holder.

“VCOC Event” shall be deemed to occur if, because of the relative value of the Preferred Stock to the value of the common shares of Lowerco held by the Company, the Company ceases to retain a majority of both the vote and the value of Lowerco.

“VCOC Investor” shall mean each Principal Investor who is, or who is directly or indirectly substantially owned by an entity who is, intended to qualify as a Venture Capital Operating Company.

“Venture Capital Operating Company” shall mean a “venture capital operating company” within the meaning of Department of Labor Regulation Section 2510.3-101.

“Warrants” shall mean any warrants to subscribe for, purchase or otherwise directly acquire Stock.

“Withdrawing Holders” shall have the meaning set forth in Section 7.3.

ARTICLE IX

MISCELLANEOUS.

9.1 Authority: Effect. Each party hereto represents and warrants to and agrees with each other party that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound and (b) this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except to the extent that the enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors generally and (ii) general principles of equity. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

9.2 Notices. Any notices and other communications required or permitted in this Agreement shall be effective if in writing and (a) delivered personally, (b) sent by facsimile or e-mail (if provided and the recipient acknowledges receipt thereof by reply e-mail or otherwise), or (c) sent by overnight courier, in each case, addressed as follows:1

If to the Company, Lowerco, Holdings, LLC or SDS, to it:

c/o SunGard Data Systems, Inc.

680 East Swedesford Road

Wayne, Pennsylvania 19087

Attention: General Counsel

with copies to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Facsimile: (617) 951-7050

Attention: Alfred Rose, Esq.

E-mail: arose@ropesgray.com

If to a Bain Investor or the Bain Principal Investor Group, to it:

c/o Bain Capital, LLC

111 Huntington Avenue

Boston, Massachusetts 02199

Facsimile: (617) 516-2710

Attention: John Connaughton

E-mail: jconnaughton@baincapital.com

with copies to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Facsimile: (617) 951-7050

Attention: R. Newcomb Stillwell, Esq.

E-mail: nstillwell@ropesgray.com

If to a Blackstone Investor or to the Blackstone Principal Investor Group, to it:

c/o Blackstone Management Partners IV L.L.C.

345 Park Avenue, 31st Floor

New York, NY 10154

Facsimile: (212) 583-5722

Attention: Chinh Chu

E-mail: chu@blackstone.com

with copies to:

Paul Hastings, Janofsky & Walker LLP

75 E. 55th Street

New York, NY 10022

Facsimile: (212) 230-7617

Attention: John Altorelli, Esq.

E-mail: johnaltorelli@paulhastings.com

and

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Facsimile: (212) 455-2502

Attention: Wilson Neely, Esq.

E-mail: wneely@stblaw.com

If to a GS Investor or to the GS Principal Investor Group, to it:

c/o GS Capital Partners 2000, L.P.

85 Broad Street

New York, New York 10004

Facsimile: (212) 357-5505

Attention: Sanjeev Mehra

E-mail: sanjeev.mehra@gs.com

with copies to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Facsimile: (212) 403-2000

Attention: Mark Gordon, Esq.

E-mail: mgordon@wlrk.com

If to a KKR Investor or to the KKR Principal Investor Group, to it:

c/o Kohlberg Kravis Roberts & Co L.P.

2800 Sand Hill Road, Suite 200

Menlo Park, CA 94025

Facsimile: (650) 233-6561

Attention: James H. Greene, Jr.

E-mail: jgreene@kkr.com

with copies to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Facsimile: (212) 455-2502

Attention: Gary Horowitz

E-mail: ghorowitz@stblaw.com

If to a Providence Investor or to the Providence Principal Investor Group, to it:

c/o Providence Equity Partners Inc.

50 Kennedy Plaza

18th Floor

Providence, RI 02903

Facsimile: (401) 751-1790

Attention: Jonathan M. Nelson

E-mail: j.nelson@provequity.com

with copies to:

Weil, Gotshal & Manges LLP

100 Federal Street, 34th Floor

Boston, MA 02110

Facsimile: (617) 772-8333

Attention: Marilyn French, Esq.

E-mail: marilyn.french@weil.com

If to a Silver Lake Investor or to the Silver Lake Principal Investor Group, to it:

c/o Silver Lake Partners

9 West 57th Street, 25th Floor

New York, NY 10019

Facsimile: (212) 981-3535

Attention: Egon Durban

E-mail: egon.durban@silverlake.com

with copies to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Facsimile: (617) 951-7050

Attention: Alfred O. Rose, Esq.

E-mail: arose@ropesgray.com

If to a TPG Investor or to the TPG Principal Investor Group, to it:

c/o TPG Capital, L.P.

345 California Street, Suite 3300

San Francisco, CA 94104

Facsimile: (415) 743-1500

Attention: General Counsel

with copies to:

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, NY 10006

Facsimile: (212) 225-3999

Attention: Michael L. Ryan, Esq.

                 Paul J. Shim, Esq.

E-mail: mryan@cgsh.com pshim@cgsh.com

Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

Unless otherwise specified herein, such notices or other communications shall be deemed effective (x) on the date received, if personally delivered, (y) on the date received if delivered by facsimile or e-mail (subject to the recipient confirming receipt thereof in the case of e-mail) on a business day, or if not delivered on a business day, on the first business day thereafter and (z) two business days after being sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

9.3 Binding Effect, Etc. Except for the Stockholders Agreement, the Participation, Registration Rights and Coordination Agreement, and the Subscription Agreement dated as of August 10, 2005 among Company, Lowerco, Holdings, LLC, SDS and the stockholders named therein (“Subscription Agreement”), this Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and permitted assigns. Except as otherwise expressly provided herein, no Principal Investor or other party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto, and any attempted assignment or delegation in violation of the foregoing shall be null and void.

9.4 Descriptive Heading. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

9.5 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument. A facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

9.6 Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

9.7 No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Principal Investors may be partnerships or limited liability companies, each party to this Agreement covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner, member or manager of any Principal Investor or of any partner, member, manager, Affiliate or assignee thereof, as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Principal Investor or any current or future member of any Principal Investor or any current or future director, officer, employee, partner, member or manager of any Principal Investor or of any Affiliate or assignee thereof, as such, for any obligation of any Principal Investor under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

9.8 Obligations of Company, Lowerco, Holdings, LLC and SDS. Each of the Company, Lowerco, Holdings, LLC and SDS shall be jointly and severally liable for any obligation of any of the Company, Lowerco, Holdings, LLC or SDS pursuant to this Agreement.

9.9 Indemnity and Liability; Reimbursement. Each of the Company, Lowerco, Holdings, LLC and SDS, jointly and severally, will indemnify, exonerate and hold each of the Principal Investors, and each of their respective partners, shareholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents and each of the partners, shareholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of each of the foregoing (collectively, the “Indemnitees”) free and harmless from and against any and all actions, causes of action, suits, claims, liabilities, losses, damages and costs and out-of-pocket expenses in connection therewith (including reasonable attorneys’ and accountants’ fees and expenses) incurred by the Indemnitees or any of them before or after the date of this Agreement (collectively, the “Indemnified Liabilities”), as a result of, arising out of, or in any way relating to (i) this Agreement, the Merger Agreement, the merger of Solar Capital Corp with and into SDS pursuant to the Merger Agreement, or any other transactions contemplated by the Merger Agreement, any transaction to which any of the Company, Lowerco, Holdings, LLC or SDS is a party or any other circumstances with respect to any of the Company, Lowerco, Holdings, LLC or SDS (other than any such Indemnified Liabilities to the extent such Indemnified Liabilities arise out of (A) any breach of the Stockholders Agreement, the Participation, Registration Rights and Coordination Agreement or the Subscription Agreement by such Indemnitee or its affiliated or associated Indemnitees or other related Persons or (B) any transaction entered into after the Closing Date or other circumstances existing after the Closing Date with respect to which the interests of such Indemnitee or its affiliated or associated Indemnitees were adverse to the interests of any of the Company, Lowerco, Holdings, LLC or SDS), (ii) operations of, or services provided by any of the Indemnitees to, any of the Company, Lowerco, Holdings, LLC or SDS, or any of their Affiliates from time to time (including but not limited to any indemnification obligations assumed or incurred by any Indemnitee to or on behalf of the Seller, or any of its accountants or other representatives, agents or Affiliates), (iii) the Principal Investor’s purchase and/or ownership of Shares or any other equity security of the Company, Lowerco, Holdings, LLC or SDS, or (iv) any litigation to which any Indemnitee is made a party in its capacity as a stockholder or owner of securities of the Company, Lowerco, Holdings, LLC or SDS (or party related thereto); provided that the foregoing indemnification rights shall not be available in the event that any such Indemnified Liabilities arose on account of such Indemnitee’s gross negligence or willful misconduct, and provided further that, if and to the extent that the foregoing undertaking may be unavailable or unenforceable for any reason, the Company, Lowerco, Holdings, LLC and SDS will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. For purposes of this Section 9.9, none of the circumstances described in the limitations contained in the two provisos in the immediately preceding sentence shall be deemed to apply absent a final non-appealable judgment of a court of competent jurisdiction to such effect, in which case to the extent any such limitation is so determined to apply to any Indemnitee as to any previously advanced indemnity payments made by any of the Company, Lowerco, Holdings, LLC or SDS, then such payments shall be promptly repaid by such Indemnitee to the Company, Lowerco, Holdings, LLC and SDS. The rights of any Indemnitee to indemnification hereunder will be in addition to any other rights any such Person may have under any other agreement or instrument referenced above or any other agreement or instrument to which such Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation. None of the Indemnitees shall in any event be liable to any of the Company, Lowerco, Holdings, LLC or SDS or any of their Affiliates for any act or omission suffered or taken by such Indemnitee that does not constitute gross negligence or willful misconduct. Notwithstanding anything herein to the contrary, the indemnification obligations of the

Company, Lowerco, Holdings, LLC and SDS with respect to an Indemnitee under this Section 9.9 shall be the primary source of indemnification of such Indemnitee and any indemnification obligations to such Indemnitee on the part of any stockholder of the Company, Lowerco, Holdings, LLC or SDS or any affiliate of such stockholder (other than the Company, Lowerco, Holdings, LLC and SDS or any of their direct or indirect subsidiaries) shall be secondary to such obligations of the Company, Lowerco, Holdings, LLC and SDS. The Company, Lowerco, Holdings, LLC and SDS shall have no right to seek contribution or indemnification from, or subrogation against, any such stockholder of the Company, Lowerco, Holdings, LLC or SDS or any affiliate of such stockholder (other than the Company, Lowerco, Holdings, LLC and SDS or any of their direct or indirect subsidiaries) in respect of any indemnification obligations of the Company, Lowerco, Holdings, LLC or SDS with respect to an Indemnitee under this Section 9.9. If all Principal Investor Groups are similarly situated with respect to their interests in a matter that may be an Indemnified Liability and that is not based on a Third-Party Claim, the Indemnitees may enforce their rights pursuant to this Section 9.9 only with the consent of the Majority Principal Investors (determined based on the Principal Investor Groups existing at the time of the events giving rise to such claim for indemnification). A “Third-Party Claim” means any (i) claim brought by a Person other than the Company, Lowerco, Holdings, LLC, SDS or any of their subsidiaries, a Principal Investor or any Indemnitee and (ii) any derivative claim brought in the name of the Company, Lowerco, Holdings, LLC, SDS, or any of their respective subsidiaries that is initiated by a Person other than a Principal Investor or any Indemnitee. Each of the Company, Lowerco, Holdings, LLC and SDS, jointly and severally, also agrees to reimburse each Indemnitee for any reasonable expenses incurred by such Indemnitee in connection with the maintenance of its books and records, preparation of tax returns and delivery of tax information to its partners or members in connection with the applicable Principal Investor’s investment in the Company, Lowerco, Holdings, LLC or SDS.

ARTICLE X

GOVERNING LAW.

10.1 Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

10.2 Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 9.2 hereof is reasonably calculated to give actual notice.

10.3 WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 10.3 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

10.4 Exercise of Rights and Remedies. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:	SUNGARD CAPITAL CORP.

	By:	*
	Name:	Russell Fradin
	Title:	President and Chief Executive Officer

LOWERCO:	SUNGARD CAPITAL CORP. II

	By:	*
	Name:	Russell Fradin
	Title:	President and Chief Executive Officer

HOLDINGS:	SUNGARD HOLDING CORP.

	By:	*
	Name:	Russell Fradin
	Title:	President and Chief Executive Officer

LLC:	SUNGARD HOLDCO LLC

	By:	*
	Name:	Russell Fradin
	Title:	President and Chief Executive Officer

SDS:	SUNGARD DATA SYSTEMS, INC.

	By:	*
	Name:	Russell Fradin
	Title:	President and Chief Executive Officer

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ Russell Fradin
Russell Fradin

[Amended and Restated Principal Investors Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE PRINCIPAL INVESTORS:	SILVER LAKE PARTNERS II, L.P.
	By:	Silver Lake Technology Associates II, L.L.C., its general partner

	By:	*
	Name:	Glenn H. Hutchins
	Title:	Managing Director

SILVER LAKE TECHNOLOGY INVESTORS II, L.P.
	By:	Silver Lake Technology Associates II, L.L.C., its general partner

	By:	*
	Name:	Glenn H. Hutchins
	Title:	Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ Glenn H. Hutchins
Glenn H. Hutchins

[Amended and Restated Principal Investor Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE PRINCIPAL INVESTORS:	BAIN CAPITAL INTEGRAL INVESTORS, LLC

	By:	Bain Capital Investors, LLC,
its administrative member

	By:	*
	Name:	John Connaughton
	Title:	Managing Director

BCIP TCV, LLC

	By:	Bain Capital Investors, LLC,
its administrative member

	By:	*
	Name:	John Connaughton
	Title:	Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ John Connaughton
John Connaughton

[Amended and Restated Principal Investor Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE PRINCIPAL INVESTORS:	BLACKSTONE CAPITAL PARTNERS IV L.P.

	By:	Blackstone Management Associates IV L.L.C.,
its General Partner

	By:	*
	Name:	Chinh E. Chu
	Title:	Authorized Person

BLACKSTONE CAPITAL PARTNERS IV-A L.P.

	By:	Blackstone Management Associates IV L.L.C.,
its General Partner

	By:	*
	Name:	Chinh E. Chu
	Title:	Authorized Person

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A L.P.

	By:	Blackstone Management Associates IV L.L.C.,
its General Partner

	By:	*
	Name:	Chinh E. Chu
	Title:	Authorized Person

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ Chinh E. Chu
Chinh E. Chu

[Amended and Restated Principal Investor Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE PRINCIPAL INVESTORS:	BLACKSTONE PARTICIPATION PARTNERSHIP IV L.P.

	By:	Blackstone Management Associates IV L.L.C., its General Partner

	By:	*
	Name:	Chinh E. Chu
	Title:	Authorized Person

BLACKSTONE GT COMMUNICATIONS PARTNERS L.P.

	By:	Blackstone Communications Management Associates I L.L.C., its General Partner

	By:	*
	Name:	Chinh E. Chu
	Title:	Authorized Person

BLACKSTONE FAMILY COMMUNICATIONS PARTNERSHIP L.P.

	By:	Blackstone Communications Management Associates I L.L.C., its General Partner

	By:	*
	Name:	Chinh E. Chu
	Title:	Authorized Person

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ Chinh E. Chu
Chinh E. Chu

[Amended and Restated Principal Investor Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE PRINCIPAL INVESTORS:	GS CAPITAL PARTNERS 2000, L.P.

	By:	GS Advisors 2000, L.L.C.,
its General Partner

	By:	*
	Name:	Sanjeev Mehra
	Title:	Vice President

GS CAPITAL PARTNERS 2000 EMPLOYEE FUND, L.P.

	By:	GS Employee Funds 2000 GP, L.L.C.
its General Partner

	By:	*
	Name:	Sanjeev Mehra
	Title:	Vice President

GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.

	By:	GS Advisors 2000, L.L.C.
its General Partner

	By:	*
	Name:	Sanjeev Mehra
	Title:	Vice President

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ Sanjeev Mehra
Sanjeev Mehra

[Amended and Restated Principal Investor Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE PRINCIPAL INVESTORS:	GOLDMAN SACHS DIRECT INVESTMENT FUND 2000, L.P.

	By:	GS Employee Funds 2000 GP, L.L.C.
its General Partner

	By:	*
	Name:	Sanjeev Mehra
	Title:	Vice President

GS CAPITAL PARTNERS 2000 GMBH & CO. BETEILIGUNGS KG

	By:	Goldman, Sachs Management GP GmbH
its General Partner

	By:	*
	Name:	Sanjeev Mehra
	Title:	Attorney-in-Fact

GS CAPITAL PARTNERS V FUND, L.P.

	By:	GSCP V Advisors, L.L.C.
its General Partner

	By:	*
	Name:	Sanjeev Mehra
	Title:	Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ Sanjeev Mehra
Sanjeev Mehra

[Amended and Restated Principal Investor Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE PRINCIPAL INVESTORS:	GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.

	By:	GSCP V Offshore Advisors, L.L.C.
its General Partner

	By:	*
	Name:	Sanjeev Mehra
	Title:	Managing Director

GS CAPITAL PARTNERS V GMBH & CO. KG

	By:	GS Advisors V L.L.C.
its Managing Limited Partner

	By:	*
	Name:	Sanjeev Mehra
	Title:	Managing Director

GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.

	By:	GS Advisors V, L.L.C.
its General Partner

	By:	*
	Name:	Sanjeev Mehra
	Title:	Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ Sanjeev Mehra
Sanjeev Mehra

[Amended and Restated Principal Investor Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE PRINCIPAL INVESTORS:	KKR MILLENNIUM FUND L.P.

	By:	KKR Associates Millennium L.P.,
its general partner
	By:	KKR Millennium GP LLC,
its general partner

	By:	*
	Name:	James H. Greene, Jr.
	Title:	Member

KKR PARTNERS III, L.P.

	By:	KKR GP III LLC,
its general partner

	By:	*
	Name:	James H. Greene, Jr.
	Title:	Member

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ James H. Greene, Jr.
James H. Greene, Jr.

[Amended and Restated Principal Investor Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE PRINCIPAL INVESTORS:	PROVIDENCE EQUITY PARTNERS V LP

	By:	Providence Equity GP V LP,
its general partner
	By:	Providence Equity Partners V L.L.C.,
its general partner

	By:	*
	Name:	Robert S. Hull
	Title:	Chief Financial Officer

PROVIDENCE EQUITY PARTNERS V-A LP

	By:	Providence Equity GP V LP,
its general partner
	By:	Providence Equity Partners V L.L.C.,
its general partner

	By:	*
	Name:	Robert S. Hull
	Title:	Chief Financial Officer

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ Robert S. Hull
Robert S. Hull

[Amended and Restated Principal Investor Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE PRINCIPAL INVESTORS:	TPG PARTNERS IV, L.P.

	By:	TPG GenPar IV, L.P.,
its general partner
	By:	TPG Advisors IV, Inc.,
its general partner

	By:	*
	Name:	Ronald Cami
	Title:	Vice President

T³ PARTNERS II, L.P.

	By:	T³ GenPar II, L.P.,
its general partner
	By:	T³ Advisors II, Inc.,
its general partner

	By:	*
	Name:	Ronald Cami
	Title:	Vice President

T³ PARALLEL II, L.P.

	By:	T³ GenPar II, L.P.,
its general partner
	By:	T³ Advisors II, Inc.,
its general partner

	By:	*
	Name:	Ronald Cami
	Title:	Vice President

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ Ronald Cami
Ronald Cami

[Amended and Restated Principal Investor Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE PRINCIPAL INVESTORS:	TPG SOLAR III LLC

	By:	TPG Partners III, L.P.,
its managing member
	By:	TPG GenPar III, L.P.,
its general partner
	By:	TPG Advisors III, Inc.,
its general partner

	By:	*
	Name:	Ronald Cami
	Title:	Vice President

TPG SOLAR CO-INVEST LLC

	By:	TPG GenPar IV, L.P.,
its managing member
	By:	TPG Advisors IV, Inc.,
its general partner

	By:	*
	Name:	Ronald Cami
	Title:	Vice President

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ Ronald Cami
Ronald Cami

[Amended and Restated Principal Investor Agreement]